                                                                     Exhibit 4.2


                               RESTATED  BYLAWS


                                      OF


                             BRIO TECHNOLOGY, INC.

                           (a Delaware corporation)

                               TABLE OF CONTENTS


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                                                                                                         ----
ARTICLE I - CORPORATE OFFICES............................................................................   1

     1.1  Registered Office..............................................................................   1
     1.2  Other Offices..................................................................................   1

ARTICLE II - MEETINGS OF STOCKHOLDERS....................................................................   1

     2.1  Place Of Meetings..............................................................................   1
     2.2  Annual Meeting.................................................................................   1
     2.3  Special Meeting................................................................................   1
     2.4  Notice Of Stockholders' Meetings...............................................................   2
     2.5  Advance Notice of Nominees.....................................................................   2
     2.6  Advance Notice Of Stockholder Business.........................................................   3
     2.7  Manner Of Giving Notice; Affidavit Of Notice...................................................   4
     2.8  Quorum.........................................................................................   4
     2.9  Adjourned Meeting; Notice......................................................................   4
     2.10 Conduct Of Business............................................................................   5
     2.11 Voting.........................................................................................   5
     2.12 Waiver Of Notice...............................................................................   5
     2.13 Stockholder Action By Written Consent Without A Meeting........................................   5
     2.14 Record Date For Stockholder Notice; Voting; Giving Consents....................................   6
     2.15 Proxies........................................................................................   7

ARTICLE III - DIRECTORS..................................................................................   7

     3.1  Powers.........................................................................................   7
     3.2  Number Of Directors............................................................................   7
     3.3  Election, Qualification And Term Of Office Of Directors........................................   7
     3.4  Place Of Meetings; Meetings By Telephone.......................................................   9
     3.5  Regular Meetings...............................................................................   9
     3.6  Special Meetings; Notice.......................................................................   9
     3.7  Quorum.........................................................................................   9
     3.8  Waiver Of Notice...............................................................................  10
     3.9  Board Action By Written Consent Without A Meeting..............................................  10
     3.10 Fees And Compensation Of Directors.............................................................  10
     3.11 Approval Of Loans To Officers..................................................................  10
     3.12 Removal Of Directors...........................................................................  11
     3.13 Chairman Of The Board Of Directors.............................................................  11

ARTICLE IV - COMMITTEES..................................................................................  11

     4.1  Committees Of Directors........................................................................  11
     4.2  Committee Minutes..............................................................................  11
     4.3  Meetings And Action Of Committees..............................................................  12

                              TABLE OF CONTENTS
                                  (continued)

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ARTICLE  V - OFFICERS.........................................................................  12

     5.1  Officers............................................................................  12
     5.2  Appointment Of Officers.............................................................  12
     5.3  Subordinate Officers................................................................  12
     5.4  Removal And Resignation Of Officers.................................................  13
     5.5  Vacancies In Offices................................................................  13
     5.6  Chief Executive Officer.............................................................  13
     5.7  President...........................................................................  13
     5.8  Vice Presidents.....................................................................  13
     5.9  Secretary...........................................................................  14
     5.10 Chief Financial Officer.............................................................  14
     5.11 Representation Of Shares Of Other Corporations......................................  14
     5.12 Authority And Duties Of Officers....................................................  15

ARTICLE VI - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS..............  15

     6.1  Indemnification Of Directors And Officers...........................................  15
     6.2  Indemnification Of Others...........................................................  15
     6.3  Payment Of Expenses In Advance......................................................  16
     6.4  Indemnity Not Exclusive.............................................................  16
     6.5  Insurance...........................................................................  16
     6.6  Conflicts...........................................................................  16

ARTICLE VII - RECORDS AND REPORTS.............................................................  17

     7.1  Maintenance And Inspection Of Records...............................................  17
     7.2  Inspection By Directors.............................................................  17
     7.3  Annual Statement To Stockholders....................................................  17

ARTICLE VIII - GENERAL MATTERS................................................................  17

     8.1  Checks..............................................................................  17
     8.2  Execution Of Corporate Contracts And Instruments....................................  18
     8.3  Stock Certificates; Partly Paid Shares..............................................  18
     8.4  Special Designation On Certificates.................................................  18
     8.5  Lost Certificates...................................................................  19
     8.6  Construction; Definitions...........................................................  19
     8.7  Dividends...........................................................................  19
     8.8  Fiscal Year.........................................................................  19
     8.9  Seal................................................................................  20
     8.10 Transfer Of Stock...................................................................  20


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     8.11 Stock Transfer Agreements...........................................................  20
     8.12 Registered Stockholders.............................................................  20

ARTICLE IX - AMENDMENTS.......................................................................  20

                                RESTATED BYLAWS

                                      OF

                             BRIO TECHNOLOGY, INC.

                           (a Delaware corporation)

                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------

     1.1  Registered Office.
          -----------------

          The registered office of the corporation shall be in the City of Dover, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is CT Corporation System.

     1.2  Other Offices.
          -------------

          The Board of Directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

     2.1  Place Of Meetings.
          -----------------

          Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

     2.2  Annual Meeting.
          --------------

          The annual meeting of stockholders shall be held on such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors each year. At the meeting, directors shall be elected and any other proper business may be transacted.

     2.3  Special Meeting.
          ---------------

          A special meeting of the stockholders may be called at any time by the Board of Directors, the chairman of the board, the president or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent of the votes at that meeting.

          If a special meeting is called by any person or persons other than the Board of Directors, the president or the chairman of the board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     2.4  Notice Of Stockholders' Meetings.
          --------------------------------

          All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.7 of these Restated Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     2.5  Advance Notice of Nominees.
          ---------------------------

          Only persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the corporation.

          To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety
(90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made; and (b) in the case of a special meeting at which Directors are to be elected, not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person,
(iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

          No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this
Section 2.5. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Restated Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

     2.6  Advance Notice Of Stockholder Business.
          --------------------------------------

          At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting. To be properly brought before an annual meeting, business must be: (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.6, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.6. Business to be brought before an annual meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the secretary of the corporation.

          To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:
(i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the corporation, which are owned by the stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (v) any other information that is required by law to be provided by the stockholder in his or her capacity as a proponent of a stockholder proposal.

     Notwithstanding anything in these Restated Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.6. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

     2.7  Manner Of Giving Notice; Affidavit Of Notice.
          --------------------------------------------

          Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.8  Quorum.
          ------

          The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     2.9  Adjourned Meeting; Notice.
          -------------------------

          When a meeting is adjourned to another time or place, unless these Restated Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.10 Conduct Of Business.
          -------------------

          The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.

     2.11 Voting.
          ------

          The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.14 of these Restated Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

          Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.12 Waiver Of Notice.
          ----------------

          Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these Restated Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Restated Bylaws.

     2.13 Stockholder Action By Written Consent Without A Meeting.
          -------------------------------------------------------

          Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

     Notwithstanding the foregoing, immediately upon the closing of the Company's first public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering any of the Corporation's securities (as that term is defined under the Securities Act of 1933, as then in effect) no action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the Restated Bylaws and no action shall be taken by the stockholders by written consent.

     2.14 Record Date For Stockholder Notice; Voting; Giving Consents.
          -----------------------------------------------------------

          In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

          If the Board of Directors does not so fix a record date:

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (b) The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is delivered to the corporation.

          (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     2.15 Proxies.
          -------

          Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     3.1  Powers.
          ------

          Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these Restated Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     3.2  Number Of Directors.
          -------------------

          Upon the adoption of these Restated Bylaws, the number of directors constituting the entire Board of Directors shall be six (6). Thereafter, this number may be changed by a resolution of the Board of Directors or of the stockholders, subject to Section 3.3 of these Restated Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before such director's term of office expires.

     3.3  Election, Qualification And Term Of Office Of Directors.
          -------------------------------------------------------

          (a) The Board of Directors of the corporation shall divide the directors into two classes, as nearly equal in number as possible. The term of office of the first class shall expire at the 1999 annual meeting of stockholders or any special meeting in lieu thereof (or the next consecutive annual meeting of stockholders when the corporation is Exempt from Section 2115 of the California Corporations Code), and the term of office of the second class shall expire at the 2000 annual meeting of stockholders or any special meeting in lieu thereof (or the next consecutive annual meeting of stockholders when the corporation is Exempt from Section 2115 of the California Corporations Code). At each annual meeting of stockholders or special meeting in lieu thereof following such initial classification, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders or special meeting in lieu thereof after their election and until their successors are duly elected and qualified. Directors need not be stockholders unless so required by the certificate of incorporation or these Restated Bylaws, wherein other qualifications for Directors may be prescribed.

          (b) Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director. In the event of any increase or decrease in the authorized number of directors,
(i) each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term or his or her prior death, retirement, removal or resignation and
(ii) the newly created or eliminated directorships resulting from such increase or decrease shall if reasonably possible be apportioned by the Board of Directors among the two classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent reasonably possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled. Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          (c) For the purposes of this Section 3.3, "Exempt from Section 2115 of the California Corporation Code" as used in these Restated Bylaws shall mean such time when the corporation has outstanding securities listed on the New York Stock Exchange or the American Stock Exchange or outstanding securities designated as qualified for trading as a national market security on the National Association of Securities Dealers Automatic Quotation System (or such successor national market system) with at least 800 holders of its equity securities. For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, its directors and its stockholders or any class thereof, as the case may be, it is further provided that, effective on the record date of the first annual meeting of stockholders when the Company is Exempt from Section 2115 of the California Corporations Code:

          (d) At the next consecutive annual or special meeting of stockholders when the corporation is Exempt from Section 2115 of the California Corporations Code, there shall be no right with respect to shares of stock of the corporation to cumulate votes in the election of directors.

          (e) Election of Directors need not be by written ballot.

     3.4  Place Of Meetings; Meetings By Telephone.
          ----------------------------------------

          The Board of Directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

          Unless otherwise restricted by the certificate of incorporation or these Restated Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.5  Regular Meetings.
          ----------------

          Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     3.6  Special Meetings; Notice.
          ------------------------

          Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

          Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.7  Quorum.
          ------

          At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

          A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     3.8  Waiver Of Notice.
          ----------------

          Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these Restated Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Restated Bylaws.

     3.9  Board Action By Written Consent Without A Meeting.
          -------------------------------------------------

          Unless otherwise restricted by the certificate of incorporation or these Restated Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

     3.10 Fees And Compensation Of Directors.
          ----------------------------------

          Unless otherwise restricted by the certificate of incorporation or these Restated Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     3.11 Approval Of Loans To Officers.
          -----------------------------

          The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.12 Removal Of Directors.
          --------------------

          Unless otherwise restricted by statute, by the certificate of incorporation or by these Restated Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that if the stockholders of the corporation are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

          No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

     3.13 Chairman Of The Board Of Directors.
          ----------------------------------

          The corporation may also have, at the discretion of the Board of Directors, a chairman of the Board of Directors who shall not be considered an officer of the corporation.

                                  ARTICLE IV

                                  COMMITTEES
                                  ----------

     4.1  Committees Of Directors.
          -----------------------

          The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate 1 or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these Restated Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by this chapter to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the corporation.

     4.2  Committee Minutes.
          -----------------

          Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     4.3  Meetings And Action Of Committees.
          ---------------------------------

          Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.4 (place of meetings and meetings by telephone), Section 3.5 (regular meetings), Section 3.6 (special meetings and notice), Section 3.7 (quorum), Section 3.8 (waiver of notice), and
Section 3.9 (action without a meeting) of these Restated Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Restated Bylaws.

                                   ARTICLE V

                                   OFFICERS
                                   --------

     5.1  Officers.
          --------

          The officers of the corporation shall be a chief executive officer, a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of
Section 5.3 of these Restated Bylaws. Any number of offices may be held by the same person.

     5.2  Appointment Of Officers.
          -----------------------

          The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Restated Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

     5.3  Subordinate Officers.
          --------------------

          The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Restated Bylaws or as the Board of Directors may from time to time determine.

     5.4  Removal And Resignation Of Officers.
          -----------------------------------

          Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the board or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

          Any officer may resign at any time by giving written notice to the attention of the Secretary of the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     5.5  Vacancies In Offices.
          --------------------

          Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

     5.6  Chief Executive Officer.
          -----------------------

          Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Restated Bylaws.

     5.7  President.
          ---------

          Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board (if any) or the chief executive officer, the president shall have general supervision, direction, and control of the business and other officers of the corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Restated Bylaws.

     5.8  Vice Presidents.
          ---------------

          In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Restated Bylaws, the president or the chairman of the board.

     5.9  Secretary.
          ---------

          The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

          The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

          The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Restated Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Restated Bylaws.

     5.10 Chief Financial Officer.
          -----------------------

          The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

          The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Restated Bylaws.

     5.11 Representation Of Shares Of Other Corporations.
          ----------------------------------------------

          The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

     5.12 Authority And Duties Of Officers.
          --------------------------------

          In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                  ARTICLE VI

      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS
      -------------------------------------------------------------------

     6.1  Indemnification Of Directors And Officers.
          -----------------------------------------

          The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (a) who is or was a director or officer of the corporation, (b) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.2  Indemnification Of Others.
          -------------------------

          The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the corporation, (b) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3  Payment Of Expenses In Advance.
          ------------------------------

          Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the Board of Directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

     6.4  Indemnity Not Exclusive.
          -----------------------

          The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the certificate of incorporation

     6.5  Insurance.
          ---------

          The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     6.6  Conflicts.
          ---------

          No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

          (a) That it would be inconsistent with a provision of the certificate of incorporation, these Restated Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------

     7.1  Maintenance And Inspection Of Records.
          -------------------------------------

          The corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Restated Bylaws as amended to date, accounting books, and other records.

          Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     7.2  Inspection By Directors.
          -----------------------

          Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3  Annual Statement To Stockholders.
          --------------------------------

          The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                 ARTICLE VIII

                                GENERAL MATTERS
                                ---------------

     8.1  Checks.
          ------

          From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.2  Execution Of Corporate Contracts And Instruments.
          ------------------------------------------------

          The Board of Directors, except as otherwise provided in these Restated Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.3  Stock Certificates; Partly Paid Shares.
          --------------------------------------

          The shares of a corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

          The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.4  Special Designation On Certificates.
          -----------------------------------

          If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.5  Lost Certificates.
          -----------------

          Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     8.6  Construction; Definitions.
          -------------------------

          Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Restated Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     8.7  Dividends.
          ---------

          The directors of the corporation, subject to any restrictions contained in (a) the General Corporation Law of Delaware or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

          The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

     8.8  Fiscal Year.
          -----------

          The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

     8.9  Seal.
          ----

          The corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

     8.10 Transfer Of Stock.
          -----------------

          Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     8.11 Stock Transfer Agreements.
          -------------------------

          The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     8.12 Registered Stockholders.
          -----------------------

          The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

          The Restated Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal Restated Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Restated Bylaws.